INDEPENDENT AUDITORS' CONSENT



To the Stockholders of
Am Build, Inc.
Miami, Florida


	We consent to the incorporation by reference in this Registration Statement of Am Build, Inc. on Form SB-2 of our reports dated October
7, 2002 of Am Build, Inc. for the years ended August 31, 2002, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.









Rotenberg & Co., LLP
Rochester, New York